SUPPLEMENT TO

CALVERT SOCIAL INVESTMENT FUND

Calvert Balanced, Bond, Equity, Enhanced Equity and Money Market Portfolios

CALVERT SOCIAL INDEX SERIES, INC. Calvert Social Index Fund

Statement of Additional Information dated January 31, 2012, as revised July 13, 2012

Date of Supplement: December 18, 2012

The Calvert Social Index Series, Inc. Board of Directors has approved (1) the removal of World Asset Management, Inc. (“World Asset”) as investment subadvisor for Calvert Social Index Fund (the “Fund”) and (2) the assumption of the day-to-day management of the Fund by the current investment advisor, Calvert Investment Management, Inc., effective as of December 11, 2012.

Please note the following changes to the Statement of Additional Information:

Under “Investment Advisor and Subadvisors — Subadvisors” on page 44, delete the fourth paragraph regarding World Asset.

Under “Portfolio Manager Disclosure – Other Accounts Managed by Fund Portfolio Managers – Calvert Social Index Fund” on page 48, delete the charts for World Asset and insert the following:

Calvert:
Natalie A. Trunow

Accounts Managed other than Calvert Social Index Fund as of December 11, 2012	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	9	5	7
Total Assets in Other Accounts Managed	$1,455,215,705	$132,427,024	$34,926,129
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0

Under “Portfolio Manager Disclosure – Potential Conflicts of Interest in Managing a Fund and Other Accounts – Calvert Social Index Fund” on page 50, delete the information for World Asset and replace it with the following:

Calvert:
Natalie A. Trunow

Because the Portfolio Manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those potential conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. The Portfolio Manager for the Fund is aware of and abides by the Advisor’s trade allocation procedures, which seek to ensure fair allocation of investment opportunities among all accounts. The Fund relies on a pro rata allocation methodology that considers such factors as account size, investment objective, holdings, suitability and availability of cash for investment. In addition, performance dispersion among accounts employing similar investment strategies but with different fee structures is periodically examined by the Advisor to ensure that any material divergence in expected performance is adequately explained by differences in the investment guidelines and timing of cash flows.

Under “Portfolio Manager Disclosure – Compensation of Fund Portfolio Managers – Calvert Social Index Fund” on page 55, delete the information for World Asset and replace it with the following:

Calvert:
Natalie A. Trunow

Compensation with Respect to Management of Calvert Social Index Fund and Other Accounts as of December 11, 2012
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary (cash)	Calvert	Fixed annually. Based on experience and responsibilities. Competitive with industry peers / standards.
Bonus (cash)	Calvert

Paid annually. Based on quantitative formula linked to long- and short-term corporate financial performance (i.e., net earnings) of Calvert Investments, Inc., parent of the Advisor, long- and short-term performance of Funds overseen, relative to Fund benchmarks, and growth in Fund assets. Also based on qualitative factors, such as ability to work well with other members of the investment team.

Deferred Compensation	None	N/A
Other Compensation or Benefits Not Generally Available to All Salaried Employees	None	N/A

Under “Portfolio Manager Disclosure – Securities Ownership of Portfolio Managers of the Funds” on page 56, delete the information in the chart for World Asset and replace it with the following information (column headings are included here for ease of reference):

Fund	Firm	Name of Portfolio Manager	Fund Ownership
Calvert Social Index Fund	Calvert	Natalie A. Trunow	None (as of December 11, 2012)

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